AXS Sustainable Income Fund

Class A Shares (AXSMX)

Class I Shares (AXSKX)

A series of Investment Managers Series Trust II

Supplement dated June 14, 2022, to the

Prospectus and Statement of Additional Information (“SAI”), each dated February 1, 2022.

Sub-Advisor and Portfolio Manager Changes

Effective June 17, 2022 (the “Effective Date”), the following changes will be made to the AXS Sustainable Income Fund (the “Fund”):

•	SKY Harbor Capital Management, LLC (“SKY Harbor”) will no longer serve as sub-advisor to the Fund and David Kinsley, Ryan Carrington and Michael Salice will no longer serve as portfolio managers of the Fund.
•	Green Alpha Advisors, LLC (“Green Alpha”) will serve as a sub-advisor to the Fund. As described in more detail below, Green Alpha will be responsible for identifying a universe of Next Economy™ companies for potential investment by the Fund.
•	Uniplan Investment Counsel, Inc. (“Uniplan”) will serve as a sub-advisor to the Fund. As described in more detail below, Uniplan will be responsible for selecting Next Economy™ companies from the universe identified by Green Alpha for inclusion in the Fund’s portfolio, determining which portfolio investments will be sold by the Fund, and executing transactions for the Fund’s portfolio. Richard Imperiale of Uniplan will serve as portfolio manager of the Fund.

As a result of the foregoing, as of the Effective Date, all references to SKY Harbor in the Fund’s Prospectus and SAI are hereby deleted and the following changes are made to the Prospectus and SAI.

The “Principal Investment Strategies” in the Summary section and the “More About the Funds’ Investment Objectives, Principal Investment Strategies and Risks – AXS Sustainable Income Fund Principal Investment Strategies” section of the Prospectus are replaced with the following:

In seeking to achieve its investment objective, the Fund primarily invests in a portfolio of U.S. dollar-denominated corporate debt securities issued by Next Economy™ companies (described below). The Fund intends to invest in notes, bonds, debentures and commercial paper, which are the most common types of corporate debt securities. The Fund may invest in U.S. dollar-denominated securities of issuers domiciled outside of the United States.

AXS Investments LLC, the Fund’s investment advisor, has engaged Green Alpha Advisors, LLC (“Green Alpha”) and Uniplan Investment Counsel, Inc. (“Uniplan”) as sub-advisors to the Fund (each a “Sub-Advisor” and collectively, the “Sub-Advisors”). Green Alpha is responsible for identifying a universe of Next Economy™ companies and Uniplan is responsible for selecting the Fund’s portfolio investments from the Next Economy™ companies identified by Green Alpha, determining which portfolio investments will be sold by the Fund, and executing transactions for the Fund’s portfolio.

Next Economy™ companies are publicly traded companies that, in Green Alpha’s view, are creating or enabling solutions to major sustainability systemic risks including, but not limited to climate change, resource degradation and scarcity, widening inequality and resulting erosion of social cohesion, and costs associated with human disease. Green Alpha believes that the global economy has and will continue to evolve by factoring in these systemic risks, and that creative solutions to these systemic risks are becoming the major drivers of economic growth and generate investment returns. Green Alpha maintains a list of Next Economy™ companies from multiple industries and economic sectors derived from a proprietary set of qualitative and quantitative criteria. This list is created by Green Alpha based on its review of various information and materials, including a company’s business plan, activities and operating policies, strength of management team, corporate governance practices, brand and product reputation, competitive positioning, industry growth probabilities, market size analysis, assessment of barriers to entry, assessment of aggregate sustainability risks, defensible patents and intellectual property, financials and other fundamentals including capital allocation priorities. Green Alpha’s top-down analysis seeks to identify Next Economy™ companies by evaluating (i) how solutions to major systemic risks can be deployed in specific sectors and industries, (ii) which solutions are most innovative and scalable, (iii) which solutions-driven companies are leaders among their peers (i.e. management who are willing to engage in thinking and actions that differ in a positive manner from their industry peers), and (iv) what percentage of each company’s revenue is attributed to solutions to major systemic risks.

From the universe of Next Economy™ companies identified by Green Alpha, Uniplan applies bottom-up analysis to identify corporate debt securities that display stable to improving credit metrics that are not declining in a material way or improving over time relative to their industry peers. Uniplan uses data from company filings to analyze the financial statements within a credit framework based on the Altman Z Score and other credit metrics that reflect the financial stability of the company. These corporate debt securities may have fixed or variable rates of interest. While the Fund may purchase debt securities of any maturity, under normal market conditions, the Fund will generally invest in securities that have an expected redemption through maturity, call or other corporate action within the short (three years or less) to intermediate term (three to ten years).

Corporate debt securities may be rated investment-grade or below investment-grade (often called “high yield securities” or “junk bonds”). While the Fund may invest in corporate debt securities of any credit quality, under normal market conditions, the Fund will primarily invest in high yield securities. High yield securities are rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or below BBB by S&P Global Ratings, a division of McGraw Hill Companies Inc. (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or if unrated, are determined by Uniplan to be of comparable credit quality.

The Fund may purchase shares of exchange-traded funds (“ETFs”) to gain exposure to the types of debt securities in which the Fund primarily invests to manage the Fund’s cash holdings. ETFs are investment companies that invest in portfolios of securities that are often designed to track particular market segments or indices. ETF shares are listed on stock exchanges and can be traded throughout the day at market-determined prices.

The Sub-Advisor may sell all or a portion of a position of a portfolio holding of the Fund when, in its opinion, one of more of the following occurs: (i) the security no longer meets the criteria of a Next Economy™ company (ii) there is a negative change in the Uniplan’s fundamental assessment of a security; (iii) the Uniplan identifies more attractive investment opportunities for the Fund; or (iv) the Fund requires cash to meet redemption requests.

The “Bank loan risk” disclosure under “Principal Risks of Investing” in the Summary section and “More About the Funds’ Investment Objectives, Principal Investment Strategies and Risks – AXS Sustainable Income Fund” section of the Prospectus is deleted.

The following replaces the information related to SKY Harbor in the “Sub-Advisors – Summary Section” of the Prospectus:

Sub-Advisors

As sub-advisor, Green Alpha Advisors, LLC identifies a universe of Next Economy™ companies for potential investment by the Fund. As sub-advisor, Uniplan Investment Counsel, Inc. selects the Fund’s portfolio investments from the Next Economy™ companies identified by Green Alpha, determines which portfolio investments will be sold by the Fund, and executes transactions for the Fund’s portfolio.

Portfolio Managers

Richard Imperiale, CFO, CCO and Portfolio Manager, of Uniplan has been primarily responsible for the day-to-day management of the Fund’s portfolio since June 2022.

The following paragraphs replace the paragraph regarding SKY Harbor under the “Management of the Funds – Sub-Advisors” section of the Prospectus:

Green Alpha Advisors, LLC, with its principal place of business at 287 Century Circle, Suite 201, Louisville, Colorado 80027 serves as a Sub-Advisor to the Fund, pursuant to a sub-advisory agreement with the Advisor (the “Green Alpha Agreement”). The Sub-Advisor was founded in 2007 and is registered as an investment advisor with the SEC. The Sub-Advisor is responsible for identifying a universe of Next Economy™ companies in which the Fund may invest, subject to the general oversight of the Board and the Advisor. As of March 31, 2022, the Sub-Advisor had $784 million in assets under management.

Uniplan Investment Counsel, Inc., with its principal place of business at 22939 W. Overson Rd., Union Grove, Wisconsin 53182 serves as a Sub-Advisor to the Fund, pursuant to a sub-advisory agreement with the Advisor (the “Uniplan Agreement”). The Sub-Advisor was founded in 1984 and is registered as an investment advisor with the SEC. The Sub-Advisor is responsible for selecting the Fund’s portfolio investments from the Next Economy™ companies identified by Green Alpha, determining which portfolio investments will be sold by the Fund, and executing transactions for the Fund’s portfolio, subject to the general oversight of the Board and the Advisor. As of March 31, 2022, the Sub-Advisor had $1.779 billion in assets under management.

The following biographies are added under the “Management of the Funds – Portfolio Managers” section of the Prospectus:

Uniplan (AXS Sustainable Income Fund)

Richard Imperiale is the founder and founding shareholder of Uniplan Investment Counsel, Inc. For the last five years, Mr. Imperiale has served as President of Uniplan Investment Counsel, as well as Chief Investment Officer and Portfolio Manager for Uniplan’s core REIT, Uniplan High Income Total Return (HITR) Portfolio & Micro Cap products. He has served on various Boards over the years. Mr. Imperiale was named Chairman of Uniplan in 2018, while still maintaining his CIO and Portfolio Manager responsibilities.

The following replaces “The Sub-Advisor for AXS Sustainable Income Fund” section of the SAI:

The Advisor has entered into a sub-advisory agreement with each of Green Alpha and Uniplan with respect to the Fund (each a “Sub-Advisory Agreement”).

Green Alpha is a Colorado limited liability company established in 2007 with its principal place of business at 287 Century Circle, Suite 201, Louisville, Colorado 80027. Green Alpha is an SEC-registered investment advisor. Green Alpha is controlled by [Jeremy W. Deems and Garvin F. Jabusch].

Uniplan is a Wisconsin “C” corporation established in 1984 with its principal place of business at 22939 W. Overson Rd., Union Grove, Wisconsin 53182. Uniplan is an SEC-registered investment advisor. Uniplan is controlled by Richard Imperiale and Kris Jamison.

The following is added under the section entitled “Portfolio Managers” of the SAI:

As of April 30, 2022, information on other accounts managed by Richard Imperiale is as follows.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Richard Imperiale	4405	$1,779	0	$0	0	$0

	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Richard Imperiale	0	$0	0	$0	0	$0

Compensation. Richard Imperiale is compensated by Uniplan. Mr. Imperiale receives a competitive base compensation package along with a bonus package, which is contingent upon the overall success of the firm and Mr. Imperiale’s individual contribution to the firm’s performance and is not directly contingent upon the performance of the AXS Sustainable Income Fund.

Ownership of the Funds by Portfolio Manager. The following chart sets forth the dollar range of shares owned by Richard Imperiale in the Fund as the date of April 30, 2022.

Dollar Range of Securities in the Funds (A: None, B: $1-$10,000, C: $10,001-$50,000, D: $50,001-$100,000, E: $100,001 - $500,000, F: $500,001 - $1,000,000, G: Over $1,000,000)
AXS Funds
AXS Sustainable Income Fund
Name of Portfolio Manager
Richard Imperiale	A

Please file this Supplement with your records.